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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 21, 1997



                               W. R. GRACE & CO.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                       1-12139                        65-0654331
---------------              ----------------               -------------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 561/362-2000



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Item 5.           Other Events.


                  (a) On February 21, 1997, W. R. Grace & Co. ("Company") completed the sale of its worldwide cocoa business to Archer-Daniels-Midland Company for approximately $470 million (subject to adjustment), including the assumption of debt. The Company's February 21, 1997 press release is filed as an exhibit hereto and is incorporated by reference herein.

                  (b) On February 24, 1997, the Company announced that it had entered into a definitive agreement to sell its specialty polymers business for $147 million in cash (subject to adjustment) to National Starch and Chemical Company. The Company's February 24, 1997 press release is filed as an exhibit hereto and is incorporated by reference herein.

                  (c) On February 24, 1997, the Company announced that it had agreed in principle to acquire Schurpack, Inc., a manufacturer of flexible food packaging located in St. Joseph, Missouri. The Company's February 24, 1997 press release is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  The following are filed as exhibits to this Report:
         -        The press release issued by the Company on February 21, 1997 regarding the matter described in Item 5(a) above.

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         -        The press release issued by the Company on February 24, 1997 regarding the matter described in Item 5(b) above.

         - The press release issued by the Company on February 24, 1997 regarding the matter described in Item 5(c) above.

Pro forma financial information is not required to be filed because the business described in Item 5(a) above does not constitute a "significant subsidiary" under Regulation S-X.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                  W. R. GRACE & CO.
                                                  -----------------
                                                     (Registrant)



                                          By   s/ Robert B. Lamm
                                                  -----------------
                                                  Robert B. Lamm
                                           Vice President and Secretary


Dated: March 4, 1997


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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index


Exhibit No.          Description
-----------          -----------

99.1                Press release issued by the Company on February 21,
                    1997


99.2                Press release issued by the Company on February 24,
                    1997



99.3                Press release issued by the Company on February 24,
                    1997





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